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                                                                    EXHIBIT 99.4

                                REVOCABLE PROXY
                              JSB FINANCIAL, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         OF JSB FINANCIAL, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS
            TO BE HELD ON THURSDAY, FEBRUARY 10, 2000 AT 10:00 A.M.

    The undersigned stockholder of JSB Financial, Inc. (the "Company") hereby appoints each member of the official proxy committee of the Board of Directors of the Company, consisting of Alfred F. Kelly, Richard W. Meyer and Arnold B. Pritcher, or any of them, each of them with full power of substitution, to attend and act as attorney and proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at the Long Island Marriott Hotel and Conference Center, 101 James Doolittle Boulevard, Uniondale, New York 11553 on Thursday, February 10, 2000, at 10:00 a.m. New York time, and at any adjournment or postponement thereof (the "Special Meeting").

                          (Continued on Reverse Side)

       PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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                           *  FOLD AND DETACH HERE  *

                             YOUR VOTE IS IMPORTANT

                        You can vote in one of two ways:

1. Call toll-free 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Complete, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope.

                                  PLEASE VOTE

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
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE             I WILL ATTEND SPECIAL MEETING
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO         [ ]
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.         (PLEASE MARK BOX IF YOU PLAN TO ATTEND THE
IF ANY OTHER MATTERS TO BE VOTED ON ARE PRESENTED AT THE             SPECIAL MEETING.) (IMPORTANT: IF YOUR
SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN          SHARES ARE NOT REGISTERED IN YOUR NAME, YOU
THIS PROXY IN THEIR BEST JUDGMENT. AS OF THE DATE OF THE             WILL NEED ADDITIONAL DOCUMENTATION TO
JOINT PROXY STATEMENT-PROSPECTUS, THE BOARD OF DIRECTORS             ATTEND THE SPECIAL MEETING.)
KNOWS OF NO OTHER MATTERS TO BE VOTED ON AT THE SPECIAL
MEETING.
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

PROPOSAL 1. Approval and adoption of the Amended and Restated Agreement and Plan of Merger, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc., pursuant to which, among other things, JSB Financial, Inc. will merge with and into North Fork Bancorporation, Inc.
                               FOR                AGAINST                ABSTAIN

                                    [ ]                 [ ]                    [
]

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Joint Proxy Statement-Prospectus, dated January 11, 2000, for the Special Meeting to be held on February 10, 2000.

                                         ---------------------------------------
                                         Signature of Stockholder

                                         ---------------------------------------
                                         Signature of Stockholder

                                         Dated:
                                         ---------------------------------------

                                         Please sign exactly as your name
                                         appears on this proxy card. Joint
                                         owners should each sign personally. If
                                         signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please include your full title.
                                         Corporate proxies should be signed by
                                         an authorized officer.

         PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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      IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW

                               VOTE BY TELEPHONE

                    QUICK -- EASY -- TOLL-FREE -- IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed and returned your proxy card.

You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

     Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

           When asked, please confirm your vote by pressing 1.

         PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTE BY PHONE

               Call Toll-Free Anytime From a Touch Tone telephone
                                 1-800-840-1208
                    There is NO CHARGE to you for this call.